CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT 10.02
2nd Amendment to Advisory Agreement
This 2nd Amendment (the "2nd Amendment") is made as of January 20, 2017 (the “Effective Date”) among OASIS RCM, LLC, (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and Revolution Capital Management, LLC, (the “Trading Advisor”), parties to that certain Advisory Agreement dated October 9, 2013, as amended (the "Agreement").
The Trading Company, the Managing Member, and the Trading Advisor now desire to amend the terms of the Agreement as set forth below:
1.          Subsection (a)(i) of Section 5 is hereby amended and restated in its entirety and shall hereafter read as follows:
“The Trading Company shall pay the Trading Advisor a monthly management fee equal to 1/12 of *% (a *% annual rate) of the Assets allocated to it (as defined in Section 2(a) hereof) as of the last day of each month (the “Management Fee”), unless a different fee is agreed upon by the parties with respect to specific investor(s) as set forth in Exhibit D to this Agreement (“Investor Negotiated Fee Exceptions”).  The Management Fee is payable in arrears within 20 Business Days of the end of the month for which it was calculated.  For purposes of this Agreement, “Business Day” shall mean any day which the securities markets are open in the United States.”
2.          Subsection (a)(ii) of Section 5, “Fees”, is hereby amended and restated in its entirety and shall hereafter be read as follows:
“The Trading Company shall pay the Trading Advisor an incentive fee equal to *% of the New Trading Profit (as defined in Section 5(d) hereof) (the “Incentive Fee”), unless a different fee is agreed upon by the parties with respect to specific investor(s) as set forth in Exhibit D to this Agreement (“Investor Negotiated Fee Exceptions”).  The incentive is based upon the New Trading profits of such Series, which accrue monthly but are generally payable at the end of each calendar quarter.  New trading profits are typically calculated using a “high water mark” of cumulative trading profits. Each Series will establish a separate account with respect to each Member’s capital account for such Series.  Incentive fees (and the corresponding high water mark) will be calculated based upon the performance of each such account. The Incentive Fee is payable within 20 Business Days of the end of the calendar quarter for which it is calculated.”
2.          Except as provided in this 2nd Amendment, all terms used in this 2nd Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.
3.          Except as set forth in this 2nd Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this 2nd Amendment and the Agreement, the terms and provisions of this 2nd Amendment will prevail.
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* Confidential material redacted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

IN WITNESS WHEREOF, the parties have executed and delivered this 2nd Amendment effective as of the Effective Date.
OASIS RCM, LLC by R.J. O’Brien Fund Management, LLC Managing Member
By /s/ Augustine Perrotta Name: Augustine Perrotta Title: CCO

R.J. O’Brien Fund Management, LLC
By /s/ Augustine Perrotta Name: Augustine Perrotta Title: CCO

Revolution Capital Management, LLC
By   /s/ Michael Mundt
Name: Michael Mundt
Title:   Managing Member

CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT D

FEE ADJUSTMENTS

Investor Name	Management Fee	Incentive Fee
OASIS RPM Evolving CTA Series	*%	*%

* Confidential material redacted and filed separately with the Commission.